UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2013

Universal Business Payment Solutions Acquisition Corporation

 (Exact Name of Registrant as Specified in Charter)

Delaware	001-35170	90-0632274
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1175 Lancaster Avenue, Suite 100 Berwyn, PA		19312
(Address of Principal Executive Offices)		(Zip Code)

(484) 324 7980 (Registrant’s telephone number, including area code)

150 North Radnor-Chester Rd., Suite F-200

Radnor, PA 19087

_______________________________________________________________

(Former Name of Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officer

Universal Business Payment Solutions Acquisition Corporation (“UBPS” or the “Company”) appointed Mr. Gregory M. Krzemien, age 53, to the position of Chief Financial Officer.

From 1999 to October 2012, Mr. Krzemien served as Chief Financial Officer and Treasurer of Mace Security International, Inc., a publicly traded company that manufactures personal defense sprays and electronic surveillance equipment, and operates a wholesale security monitoring station. From 1992 to 1999, Mr. Krzemien served as Chief Financial Officer and Treasurer of Eastern Environmental Services, Inc., a publicly traded solid waste company. From 1981 to 1992, Mr. Krzemien held various positions at Ernst & Young LLP, including Senior Audit Manager from October 1988 to August 1992. Mr. Krzemien has significant experience in the areas of mergers and acquisitions, Securities and Exchange Commission reporting, strategic planning and analysis, financings, corporate governance, and investor relations. Mr. Krzemien holds a B.S. Honors Degree in Accounting from the Pennsylvania State University.

The Company and Mr. Krzemien are currently preparing an Employment Agreement based on terms of a Letter of Employment, dated as of January 31, 2013, by and between the Company and Mr. Krzemien (the “Employment Letter”). Mr. Krzemien’s appointment and terms of employment were unanimously approved by resolution of the board of directors of the Company on February 7, 2013.

Pursuant to the terms of the Employment Letter, Mr. Krzemien will receive: (a) an annual salary of $245,000; (b) 200,000 options, each option carrying the right to purchase one share of common stock of the Company, par value $0.0001, vesting in equal monthly installments over a two year period; and (c) four weeks vacation and participation in the employee benefits offered to executive officers of the Company. Pursuant to the Employment Letter, Mr. Krzemien is an at-will employee of the Company but is entitled to six month’s severance upon the occurrence of certain events.

A copy of the press release announcing Mr. Krzemien’s appointment as Chief Financial Officer of the Company is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release of the Company, dated February 12, 2013, Announcing Appointment of Mr. Krzemien as Chief Financial Officer of the Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 12, 2013

UNIVERSAL BUSINESS PAYMENT SOLUTIONS ACQUISITION CORPORATION

By:	/s/ Bipin C. Shah
	Name:	Bipin C. Shah
	Title:	Chairman and Chief Executive Officer